Exhibit 10.81a

                  AMENDMENT NO. 15 TO INDEMNIFICATION AGREEMENT

            THIS AMENDMENT NO. 15 to the Indemnification Agreement is made as of the [16th] day of October 2003 (as supplemented or modified from time to time, this "Agreement") by and among AJG Financial Services, Inc., by its Vice President, General Counsel, as agent (the "Major Shareholder Agent") for Bernard
J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc. ("AJG"), Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard J. Augustine, Michael
J. Carolan and Stephen Rosenberg (each, a "Major Shareholder"), US Energy Biogas Corp., a Delaware Corporation ("Sub"), U.S. Energy Systems, Inc., a Delaware corporation ("USE") and Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Indemnification Agreement (as defined below).

                              W I T N E S S E T H:

            WHEREAS, the parties hereto, Zahren Alternative Power Corporation which was merged into Sub and the Major Shareholders have previously entered into that certain Indemnification Agreement dated as of November 28, 2000 which was amended by Amendment NO. 1 to the Indemnification Agreement dated as of May 11, 2001, together, (the "Indemnification Agreement");

            WHEREAS, the parties hereto now wish to amend the Indemnification Agreement;

            NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Section 4(a) of the Indemnification Agreement is hereby amended by deleting the existing paragraph in its entirety and inserting in its place the following paragraph:

      The Purchaser Indemnitees shall not be entitled to recover under Section 3(a):

                  i. unless a Notice of Claim (as defined herein) has been delivered to the Major Shareholders on or prior to October 16, 2003 provided that notwithstanding anything to the contrary in this Section 4(a)(i) Notices of Claim arising from or relating to breaches of Section 3.10, 3.17 and 3.20 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date and provided further that notwithstanding anything to the contrary in this Section 4(a)(i) Notices of Claim arising from or relating to the Specified Section 3(a) Provisions (as defined below) may only be delivered on or before October 16, 2003;

                  ii. for Damages to the extent such Damages do not exceed $4,000,000 (the "Deductible") except that (A) the Deductible for Claims under Section 3(a)(i) of this Agreement as to Claims relating to breaches of representations and warranties in Sections

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      3.01, 3.03, 3.04, 3.05, 3.26 and 3.27 of the Merger Agreement is $500,000,
      and (B) the Deductible for Claims under Sections 3(a)(vi) and 3(a)(xii) of this Agreement is $0;

                  iii. from any Major Shareholder more than the Merger Consideration Value of such Shareholder's Scheduled Merger Consideration;

                  iv. for Damages to the extent such Damages were expressly included in the Post-Closing Adjustment Amount as provided in Section 2.5 of the Merger Agreement; and

                  v. with respect to lost profits or punitive damages (other than punitive damages paid or payable to, or claimed by third parties).

                  vi. from any Major Shareholder more than the aggregate amount of the Damages multiplied by a fraction, the numerator of which is the Merger Consideration Value of such Major Shareholder's Scheduled Merger Consideration and the denominator of which is the Merger Consideration Value of all of the Major Shareholders' Scheduled Merger Consideration; provided however that to the extent that any Major Shareholder does not, within thirty days following the determination that any Damages are due, whether by the Major Shareholder Agent, pursuant to Section 4(c) or otherwise, pay to any Purchaser Indemnitee all of the Damages such Major Shareholder is obligated to pay, such Purchaser Indemnitee may require either AJG or Bernard Zahren or both jointly to pay such amount to the extent such payment would not require either AJG or Bernard Zahren to pay any amount, under this Agreement which would be more than the Merger Consideration Value of their Scheduled Merger Consideration.

      The Specified Section 3(a) Provisions are the following:

                  (A) Section 3(a)(i) of this Agreement as to Claims relating to breaches of representations and warranties in sections 3.06, 3.07, 3.08, 3.09, 3.11, 3.12, 3.13, 3.14,
                        3.15, 3.16, 3.18, 3.19, 3.21, 3.22, 3.23, 3.24 and 3.28
                        of the Merger Agreement;

                  (B)   Section 3(a)(ii) of this Agreement;

                  (C)   Section 3(a)(iii) of this Agreement;

                  (D) Section 3(a)(vii) of this Agreement to the extent a Claim is incident to a foregoing Claim for which the deadline has been accelerated to October 16, 2003;

                  (E)   Section 3(a)(viii) of this Agreement;

                  (F) Section 3(a)(ix) of this Agreement provided that AJG accelerates the deadline for making its claims against the Surviving Corporation under the AJG Documents to October 16, 2003;


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

                  (G) Section 3(a)(x) of this Agreement provided that AJG accelerates the deadline for making claims against the Surviving Corporation under the AJG Gasco Documents to October 16, 2003;

                  (H)   Section 3(a)(xiii) of this Agreement; and

                  (I)   Section 3(a)(xiv) of this Agreement.

The ZAPCO Indemnitees shall not be entitled to recover under Section 3(b):

                  i. unless a Notice of Claim (as defined herein) has been delivered to the Beneficiaries, on or prior to October 16, 2003 except that Notices of Claim arising from or relating to the breaches of Sections 4.09, 4.15 and 4.18 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date and provided further that notwithstanding anything to the contrary in this Section 4(a) Notices of Claim arising from or relating to the Specified Section 3(b) Provisions (as defined below) may only be delivered on or before October 16, 2003;

                  ii. for Damages to the extent such Damages do not exceed $500,000 in the aggregate;

                  iii. to the extent the aggregate claims actually paid by the Beneficiaries to the ZAPCO Indemnitees thereunder exceeds $13,000,000 and the Merger Consideration Value (other than the aggregate Cash Payment (as defined in the Merger Agreement)) which all of ZAPCO's stockholders are entitled to receive pursuant to Schedule 2.01 (a);

                  iv. with respect to lost profits or punitive damages (other than punitive damages paid or payable to, or claimed by third parties); and

                  v. unless the claim is brought by the Major Shareholder Agent.

         The Specified Section 3(b) Provisions are the following:

                  (A) Section 3(b)(i) of this Agreement as to Claims relating to breaches of representations and warranties in Sections 4.06, 4.07, 4.08, 4.10, 4.11,
                           4.12, 4.13, 4.14, 4.16, 4.17, 4.19, 4.20, 4.21 and
                           4.22 of the Merger Agreement;

                  (B)      Section 3(b)(ii) of this Agreement; and

                  (C) Section 3(b)(iii) of this Agreement to the extent a Claim is incident to a foregoing Claim for which the deadline has been accelerated to October 16, 2003.

                  2. Except as amended hereby, the Indemnification Agreement is hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                           US ENERGY BIOGAS CORP.


                           By: ____________________________
                                Name: Richard J. Augustine
                                 Title: President and CEO

                           MAJOR SHAREHOLDER AGENT:


                           By: ________________________________
                                Name: John G. Rosengren
                                Title: Vice President and General Counsel
                                For: AJG Financial Services, Inc.

                           CINERGY ENERGY SOLUTIONS, INC.


                           By: ________________________________
                                Name:
                                 Title:

                           U.S. ENERGY SYSTEMS, INC.


                           By: _______________________________
                               Name: Goran Mornhed
                               Title: Chief Executive Officer


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